UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported): July 22, 2021

Commission file number: 333-249533

FORTITUDE GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	85-2602691
(State of Other Jurisdiction of incorporation or Organization)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (719) 717-9825

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
N/A	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2021, the Company increased the base salary payable to the following persons pursuant to their employment agreements:

Name	Position with Company	New Annual Salary
Jason D. Reid	Chief Executive Officer	$600,000
Gregory A. Patterson	Vice President of Corporate Development	$250,000

The increases in the base salaries for the persons mentioned above will be effective August 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2021	FORTITUDE GOLD CORPORATION

	By:	/s/ Jason D. Reid
Jason D. Reid, Chief Executive Officer